UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2008
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)
1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)
(507) 625-7231
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 23, 2008, the Board of Directors of Winland Electronics, Inc. appointed Thomas J. de Petra the Chief Executive Officer and President of Winland.
     Mr. de Petra had been serving as Winland’s interim Chief Executive Officer and President since January 2, 2008, has been the Chairman of Winland’s Board of Directors since October 2006 and a director since 1994. Prior to January 2, 2008, Mr. de Petra was a self-employed management consultant for 12 years and the founder and President of Vantage Advisory Services LLC.
     Winland issued a press release on April 24, 2008 announcing Mr. de Petra’s appointment as Chief Executive Officer and President. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:
99.1	Press Release dated April 24, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 24, 2008

WINLAND ELECTRONICS, INC.
By	/s/ Thomas J. de Petra
Thomas J. de Petra
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 23, 2008	000-50995

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM

99.1	Press Release dated April 24, 2008